ACCESSOR FUNDS

SUPPLEMENT

DATED JULY 15, 2009 TO THE

INSTITUTIONAL, INVESTOR & Z CLASS SHARES PROSPECTUS

A & C CLASS SHARES PROSPECTUS

ACCESSOR U.S. GOVERNMENT MONEY FUND – INSTITUTIONAL CLASS SHARES PROSPECTUS

ACCESSOR U.S. GOVERNMENT MONEY FUND – Z CLASS SHARES PROSPECTUS

(EACH A “PROSPECTUS” AND COLLECTIVELY, THE “PROSPECTUSES”)

EACH DATED MAY 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectuses, and should be read in conjunction with such Prospectuses. Capitalized terms not defined herein should have the meaning set forth in the Prospectuses.

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NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information applies to the Accessor U.S. Government Money Fund only:

The Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Accessor U.S. Government Money Fund (the “Fund”), a change to the principal investment strategies of the Fund.

Change to Principal Investment Strategies

Effective September 14, 2009, the following information regarding the principal investment strategies of the Fund will replace the information under the Fund’s “FUND DETAILS” section contained on page 33 of the Institutional, Investor and Z Class Shares Prospectus, on page 30 of the A & C Class Shares Prospectus, and on page 4 of each of the Accessor U.S. Government Money Fund – Institutional Class Shares Prospectus and the Accessor U.S. Government Money Fund – Z Class Shares Prospectus:

Principal Investment Strategies The Fund seeks to achieve its objective by investing at least 80% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government securities”), or in repurchase agreements secured by such instruments. This investment policy and the name of the Fund may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund may also invest up to 20% of it assets in domestic U.S. dollar denominated commercial paper that is rated in the highest short-term rating category (i.e., rated A1 by S&P or P1 by Moody’s, or, if unrated, determined by Forward Management to be of comparable quality) at the time of purchase, or in repurchase agreements secured by such instruments.

The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund will have a considerable portion of its assets invested in U.S. Government securities, its return may be less than a fund which can invest without limitation in all types of securities.

Forward Management directly invests the assets of the Fund. Forward Management uses quantitative analysis to attempt to maximize the Fund’s yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE Page 2 of 2

ACCESSOR FUNDS
SUPPLEMENT DATED JULY 15, 2009 TO THE ACCESSOR FUNDS STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”) DATED MAY 1, 2009

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI. Capitalized terms not defined herein should have the meaning set forth in the SAI.

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Effective September 14, 2009, the following changes are made to the SAI:

Change of Non-Fundamental Investment Restrictions

Item number 6 contained under the heading “NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE UNDERLYING FUNDS” on page 71 of the SAI will be replaced to read as follows:

6. Under normal circumstances, the U.S. Government Money Fund will invest at least 80% of its assets in U.S. Government Securities or in repurchase agreements secured by such instruments, subject to non-fundamental restriction number 25.

Item number 26 contained under the heading “NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE UNDERLYING FUNDS” on page 73 of the SAI will be replaced to read as follows:

26. The U.S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. Accordingly, the U. S. Government Money Fund will limit its investments to those instruments with a maturity of 397 days or less.

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The following paragraph is inserted immediately following the first paragraph contained under the heading/sub-heading

“ADDITIONAL INVESTMENT TECHNIQUES AND RISKS – Money Market Instruments” on page 107 of the SAI:

The U.S. Government Money Fund may invest up to 20% of its net assets in commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, maturing in 13 months or less, denominated in

U.S. dollars, and of “eligible quality” as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by Forward Management.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE